UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

MIDSOUTH BANCORP, INC.

(Exact name of registrant as specified in charter)

Louisiana
(State or other jurisdiction of incorporation)

1-11826	72-1020809
(Commission File Number)	(IRS Employer Identification No.)

102 Versailles Boulevard, Lafayette, Louisiana 70502
(Address of principal executive offices, including zip code)

(337) 237-8343
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 27, 2004, MidSouth Bancorp, Inc. (“MidSouth”) and Lamar Bancshares, Inc. (“Lamar”) entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which Lamar was merged into MidSouth (the “Merger”). The Merger was consummated on October 1, 2004. MidSouth had no material relationship with Lamar or any of its affiliates prior to this transaction.

Under the terms of the Agreement, MidSouth issued shares of its common stock valued at approximately $11.3 million and paid approximately $10.8 million in cash for all of the outstanding shares of Lamar, bringing the total value of the transaction to approximately $22.1 million. The approximately $116.8 million in assets of Lamar acquired by MidSouth pursuant to the Merger consisted primarily of $80.8 million in loans (net of allowance for loan losses), $21.3 million in investment securities and federal funds sold, $4.8 million in cash on hand and due from other banks, and $2.8 million in fixed assets.

ITEM 8.01 OTHER EVENTS

On October 4, 2004, MidSouth Bancorp, Inc., issued a press release announcing the finalization of the merger of Lamar Bancshares, Inc. into MidSouth Bancorp, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Audited consolidated balance sheets of Lamar Bancshares, Inc. and its subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income and cash flows for the years ended December 31, 2003, 2002 and 2001 are included in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission by MidSouth Bancorp, Inc. on August 6, 2004; and are incorporated herein by reference.

An unaudited consolidated balance sheet of Lamar Bancshares, Inc. and its subsidiaries as of September 30, 2004, and the related unaudited consolidated statements of income and cash flows for the nine-month periods ended September 30, 2004 and 2003 are attached hereto as Annex A.

(b)	Pro Forma Financial Information

Pro forma financial information related to the acquisition required pursuant to Article 11 of Regulation S-X is attached hereto as Annex B.

(c)	Exhibits

2.1(i) Agreement and Plan of Merger, dated May 27, 2004, between MidSouth Bancorp, Inc. and Lamar Bancshares, Inc.

2.2(i) First Amendment to Agreement and Plan of Merger, dated July 14, 2004, between MidSouth Bancorp, Inc. and Lamar Bancshares, Inc.

2.3(ii) Second Amendment to Agreement and Plan of Merger, dated September 15, 2004, between MidSouth Bancorp, Inc. and Lamar Bancshares, Inc.

99.1(ii) Press release dated October 4, 2004 announcing the finalization of the merger of Lamar Bancshares, Inc. into MidSouth Bancorp, Inc.

(i)	Included in Exhibit 2.1 (amended and restated Agreement and Plan of Merger) to the Registration Statement on Form S-4 filed with the Securities and Exchange Commission by MidSouth Bancorp, Inc. on August 6, 2004.

(ii)	Attached as an exhibit to the Current Report on Form 8-K filed with the Securities and Exchange Commission by MidSouth Bancorp, Inc. on October 7, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDSOUTH BANCORP, INC.

By:	/s/ C.R. Cloutier

C.R. Cloutier
President and Chief Executive Officer

DATE: December 15, 2004

Annex A

LAMAR BANCSHARES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

September 30,
2004
Assets
Assets
Cash and due from banks	$4,817,478
Federal funds sold	600,000
Securities available for sale	20,705,119
Loans	80,799,678
Accrued interest receivable	481,645
Premises and equipment	2,756,068
Other assets	5,615,682

Total Assets	$115,775,670

Liabilities and Stockholders’ Equity
Liabilities
Demand deposits	$21,162,341
Savings, NOW, and money market deposits	39,338,386
Other time deposits	36,230,067

Total Deposits	96,730,794
Accrued expenses and other liabilities	903,238
Other borrowings	6,000,218

Total Liabilities	103,634,250

Commitments and Contingencies
Stockholders’ Equity
Common stock — $1.00 par value; 1,000,000 shares authorized; 244,760 shares issued; 222,339 shares outstanding	244,760
Additional paid-in capital	3,021,675
Retained earnings	10,260,747
Accumulated other comprehensive loss	(101,617)
Treasury stock, at cost - 22,421 shares	(1,284,145)

Total Stockholders’ Equity	12,141,420

Total Liabilities and Stockholders’ Equity	$115,775,670

The accompanying note is an integral part of these condensed consolidated financial statements.

LAMAR BANCSHARES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Nine Months Ended
	September 30,
	2004	2003
Interest and Dividend Income
Loans	$3,547,575	$3,804,167
Debt securities -
Taxable	714,134	826,103
Federal funds sold	24,515	35,838
Time deposits with other banks	10,642	—
Dividends	6,469	8,634

Total Interest and Dividend Income	4,303,335	4,674,742

Interest Expense
Deposits	702,689	989,327
Other borrowings	7,204	—

Total Interest Expense	709,893	989,327

Net Interest Income	3,593,442	3,685,415
Provision for Loan Losses	155,106	156,019

Net Interest Income after Provision for Loan Losses	3,438,336	3,529,396

Noninterest Income
Service charges on deposit accounts	1,209,133	1,277,155
Mortgage origination income	467,921	520,508
Other service charges and fees	86,679	91,058
Net gain on sales of securities	55,593	—
Other income	102,609	121,041

Total Noninterest Income	1,921,935	2,009,762

Noninterest Expenses
Salaries and employee benefits	2,268,222	2,158,866
Occupancy and equipment	599,258	595,217
Advertising	90,602	59,463
Data processing	216,824	212,300
Debit card expense	98,201	85,628
Director fees	51,450	53,076
Merger expenses	237,112	—
Postage	86,503	84,122
Printing, stationery and forms	93,495	87,960
Repossession expenses	87,526	79,505
Telephone	82,754	78,549
Other general and administrative	564,156	460,653

Total Noninterest Expenses	4,476,103	3,955,339

Net Income	$884,168	$1,583,819

The accompanying note is an integral part of these condensed consolidated financial statements.

LAMAR BANCSHARES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended
	September 30,
	2004	2003
Cash Flows from Operating Activities
Net income	$884,168	$1,583,819

Adjustments to reconcile net income to net cash provided by operating activities -
Depreciation and amortization	204,632	209,788
Provision for loan losses	155,106	156,019
Net amortization of security premiums and discounts	122,833	115,552
Net gain on sales of securities	(55,593)	—
Net gain on sale of assets	(4,134)	(9,720)
Decrease in accrued interest receivable	92,055	69,914
Increase (decrease) in accrued expenses and other liabilities	95,947	(40,109)
(Increase) decrease in other assets	(25,880)	141,577
Other, net	134,000	134,000

Total Adjustments	718,966	777,021

Net Cash Provided by Operating Activities	1,603,134	2,360,840

Cash Flows from Investing Activities
Net (increase) decrease in time deposits with other banks	2,893,000	(2,893,000)
Net (increase) decrease in federal funds sold	4,000,000	(1,800,000)
Activity in available-for-sale securities
Sales	1,552,299	—
Maturities and principal paydowns	3,431,954	6,650,733
Purchases	(5,098,167)	(4,402,298)
Loan originations and principal collections, net	(5,492,800)	(2,467,516)
Additions to premises and equipment	(143,029)	(130,902)
Proceeds from sales of premises and equipment	38,750	24,297
Purchase of life insurance	(1,800,000)	—
Increase in other assets	363,019	199,091
Other, net	(1,857)	(20,050)

Net Cash Used by Investing Activities	(256,831)	(4,839,645)

The accompanying note is an integral part of these condensed consolidated financial statements.

LAMAR BANCSHARES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
- Continued -

	Nine Months Ended
	September 30,
	2004	2003
Cash Flows from Financing Activities
Net increase (decrease) in deposits	(6,231,242)	5,495,878
Proceeds from other borrowings	6,000,218	—
Cash dividends paid on common stock	(1,417,536)	(1,519,140)
Proceeds from sale of treasury stock	344,404	607,682

Net Cash Provided (Used) by Financing Activities	(1,304,156)	4,584,420

Net Change in Cash and Due from Banks	42,147	2,105,615
Cash and Due from Banks at Beginning of Period	4,775,331	4,998,441

Cash and Due from Banks at End of Period	$4,817,478	$7,104,056

Supplemental Cash Flow Information
Interest paid on deposits	$740,523	$979,450

Noncash Investing Activities
Other real estate acquired in settlement of loans	$—	$362,186

The accompanying note is an integral part of these condensed consolidated financial statements.

LAMAR BANCSHARES, INC. AND SUBSIDIARIES

NOTE TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

STATEMENT BY MANAGEMENT CONCERNING THE REVIEW OF UNAUDITED FINANCIAL INFORMATION

The preceding unaudited condensed consolidated financial statements contain all adjustments, consisting only of normal recurring adjustments, necessary to present fairly, in accordance with accounting principals generally accepted in the United States of America, the financial position of Lamar Bancshares, Inc. and its subsidiaries as of September 30, 2004 and the results of their operations and their cash flows for the periods presented. These condensed consolidated financial statements should be read in conjunction with the annual consolidated financial statements and notes thereto included in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission by MidSouth Bancorp, Inc. on August 6, 2004.

The results of operations for the nine-month period ended September 30, 2004 are not necessarily indicative of the results to be expected for the entire year.

Annex B

SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

     The following tables present unaudited pro forma condensed combined financial statements for MidSouth Bancorp, Inc. after giving effect to the completion of MidSouth Bancorp Inc.’s acquisition of Lamar Bancshares, Inc., with respect to the unaudited pro forma combined statement of condition as of September 30, 2004 and the related unaudited pro forma combined statements of income for the year ended December 31, 2003 and for the nine months ended September 30, 2004.

     MidSouth Bancorp, Inc. acquired all of the outstanding common stock of Lamar Bancshares, Inc. in a transaction accounted for under the purchase accounting method in accordance with accounting principles generally accepted in the United States of America. MidSouth Bancorp, Inc. paid approximately $10,780,000 in cash and issued 369,304 shares (based on an assumed market value of MidSouth Bancorp, Inc. stock of $30.91 per share) of its common stock valued at approximately $11,415,000, before consideration of issuance costs. MidSouth Bancorp, Inc. also incurred acquisition costs of approximately $171,000.

     The unaudited pro forma condensed combined financial statements give the effect of the acquisition under the purchase accounting method in accordance with accounting principles generally accepted in the United States of America. The unaudited pro forma combined financial statements of income combine the historical consolidated financial statements for MidSouth Bancorp, Inc. and Lamar Bancshares, Inc.

     The information as of September 30, 2004 and for the year ended December 31, 2003 and the nine months ended September 30, 2004 is derived from:

•	the unaudited consolidated financial statements of Lamar Bancshares, Inc. for the nine months ended September 30, 2004, which are included elsewhere in this Form 8-K/A;

•	the audited consolidated financial statements of Lamar Bancshares, Inc. for the year ended December 31, 2003, including the related notes, which are included in the Registration Statement on Form S-4 filed with the Securities and Exchange Commission by MidSouth Bancorp, Inc. on August 6, 2004;

•	MidSouth Bancorp, Inc.’s unaudited consolidated financial statements for the nine months ended September 30, 2004, which are incorporated by reference into this Form 8-K/A from MidSouth Bancorp, Inc.’s Form 10-Q for the nine months ended September 30, 2004; and

•	MidSouth Bancorp, Inc.’s audited consolidated financial statements for the year ended December 31, 2003, including the related notes, which are incorporated by reference into this Form 8-K/A from MidSouth Bancorp, Inc.’s Form 10-KSB for the year ended December 31, 2003, including MidSouth Bancorp, Inc.’s accompanying annual report to shareholders.

     MidSouth Bancorp, Inc. anticipates that the acquisition will provide the combined company with future financial benefits, such as reduced operating expenses and opportunities to earn more revenue. However, MidSouth Bancorp, Inc. does not reflect these anticipated cost savings and benefits in the unaudited pro forma financial information. While the unaudited pro forma financial information is helpful in showing the financial characteristics of the combined companies, it is not intended to show how the combined companies would have actually performed had they been combined throughout the periods, or how the combined companies would perform in the future. MidSouth Bancorp, Inc. has included in the unaudited pro forma financial statements all the adjustments, consisting of normal recurring adjustments believed necessary for a fair statement of results of the historical periods.

     Given the information regarding the acquisition, the actual financial position and results of operations will differ, perhaps even significantly, from the unaudited pro forma amounts reflected below because, among other things:

•	assumptions used in preparing the unaudited pro forma condensed combined financial statements may be revised in the future due to changes in values of assets, including the finalization of the calculation of the core deposit intangible asset and changes in operating results between the dates of the unaudited pro forma financial information and the date on which the acquisition is completed; and

•	adjustments may need to be made to the unaudited historical financial information upon which such pro forma information was based.

MidSouth Bancorp, Inc.
Unaudited Pro Forma Combined Statement of Condition
(Dollars in thousands except share data)
As of September 30, 2004

	Historical	Historical	Historical	Pro Forma		Pro Forma
	MidSouth	Lamar	Combined	Adjustments		Combined
ASSETS
Cash and due from banks	$11,616	$4,817	$16,433			$16,433
Federal funds sold	21,600	600	22,600	(10,951	)(1)	11,249

Total cash and cash equivalents	33,216	5,417	38,633			27,682
Interest-bearing deposits in banks	11		11			11
Securities available-for-sale	135,137	20,705	155,842			155,842
Securities held-to-maturity	23,133		23,133			23,133
Loans, net	291,113	80,800	371,913	604	(1)	372,517
Bank premises and equipment, net	12,553	2,756	15,309	2,111	(1)	17,420
Other real estate owned, net	86		86			86
Accrued interest receivable	3,225	482	3,707			3,707
Goodwill, net	432	1,430	1,862	(1,430	)(1)	9,677
				9,245	(1)
Intangibles	509		509	1,093	(1)	1,602
Other assets	2,816	4,186	7,002			7,002

TOTAL ASSETS	$502,231	$115,776	$618,007	$672		$618,679

LIABILITIES & STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$100,296	$21,162	$121,458			$121,458
Interest bearing	343,454	75,569	419,023	426	(1)	419,449

Total deposits	443,750	96,731	540,481	426	(1)	540,907
Securities sold under repurchase agreements	5,213		5,213			5,213
Other liabilities	1,710	6,903	8,613	1,065	(1)	9,678
Junior subordinated debentures	15,000		15,000			15,000

Total liabilities	465,673	103,634	569,307	1,491		570,798
Stockholders’ Equity:
Common stock	322	245	567	37	(1)	$359
				(245	)(1)
Surplus	18,992	3,022	22,014	11,286	(1)	30,278
				(3,022	)(1)
Unearned ESOP shares	(69)		(69)			(69)
Unrealized (losses) gains on securities available-for-sale, net of tax	803	(102)	701	102	(1)	803
Retained earnings	17,257	10,261	27,518	(10,261	)(1)	17,257
Treasury stock	(747)	(1,284)	(2,031)	1,284	(1)	(747)

TOTAL STOCKHOLDERS’ EQUITY	36,558	12,142	48,700	(819)		47,881

TOTAL LIABILITIES & STOCKHOLDERS’ EQUITY	$502,231	$115,776	$618,007	$672		$618,679

See accompanying notes to unaudited pro forma condensed combined financial statements.

MidSouth Bancorp, Inc.
Unaudited Pro Forma Combined Statement of Income
Nine Months Ended September 30, 2004
(Dollars in thousands except share data)

	Historical	Historical	Historical	Pro Forma		Pro Forma
	MidSouth	Lamar	Combined	Adjustments		Combined
INTEREST INCOME:
Loans, including fees	$15,448	$3,548	$18,996			$18,996
Securities
Taxable	2,007	730	2,737			2,737
Nontaxable	1,742		1,742			1,742
Federal funds sold	98	25	123	(28	)(2)	95

TOTAL	19,295	4,303	23,598	(28)		23,570
INTEREST EXPENSE:
Deposits	3,203	703	3,906			3,906
Securities sold under repurchase agreements, federal funds purchased and advances	60	7	67			67
Long term debt	541		541	260	(3)	801

TOTAL	3,804	710	4,514	260		4,774

NET INTEREST INCOME	15,491	3,593	19,084	(288)		18,796
PROVISION FOR LOAN LOSSES	670	155	825			825

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	14,821	3,438	18,259	(288)		17,971

OTHER OPERATING INCOME:
Service charges on deposits	4,665	1,209	5,874			5,874
Gains on securities, net	132	56	188			188
Credit life insurance	79		79			79
Other charges and fees	1,415	657	2,072			2,072

TOTAL OTHER INCOME	6,291	1,922	8,213			8,213

NON INTEREST EXPENSES:
Salaries and employee benefits	6,829	2,268	9,097			9,097
Occupancy expense	3,003	599	3,602			3,602
Other	4,069	1,609	5,678	285	(4)	5,963

TOTAL OTHER EXPENSES	13,901	4,476	18,377	285		18,662

INCOME BEFORE INCOME TAXES	7,211	884	8,095	(573)		7,522
PROVISION FOR INCOME TAXES	1,851		1,851	106	(5)	1,957

NET INCOME	$5,360	$884	$6,244	($679)		$5,565

EARNINGS PER SHARE:
Basic	$1.68					$1.57
Diluted	$1.61					$1.50

SHARES USED IN COMPUTATON OF EARNINGS PER SHARE
Basic	3,186,058					3,555,058
Diluted	3,329,397					3,698,397

See accompanying notes to unaudited pro forma condensed combined financial statements.

MidSouth Bancorp, Inc.
Unaudited Pro Forma Combined Statement of Income
Year Ended December 31, 2003
(Dollars in thousands except share data)

	Historical	Historical	Historical	Pro Forma		Pro Forma
	MidSouth	Lamar	Combined	Adjustments		Combined
INTEREST INCOME:
Loans, including fees	$19,828	$5,052	$24,880			$24,880
Securities
Taxable	2,323	1,096	3,419			3,419
Nontaxable	2,015		2,015			2,015
Federal funds sold	64	47	111	(37	)(2)	74

TOTAL	24,230	6,195	30,425	(37)		30,388
INTEREST EXPENSE:
Deposits	3,879	1,280	5,159			5,159
Securities sold under repurchase agreements, federal funds purchased and advances	66		66			66
Long term debt	734		734	347	(3)	1,081

TOTAL	4,679	1,280	5,959	347		6,306

NET INTEREST INCOME	19,551	4,915	24,466	(384)		24,082
PROVISION FOR LOAN LOSSES	550	277	827			827

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	19,001	4,638	23,639	(384)		23,255

NON INTEREST INCOME:
Service charges on deposits	5,273	1,683	6,956			6,956
Gains on securities, net	98		98			98
Credit life insurance	165		165			165
Other charges and fees	2,061	998	3,059			3,059

TOTAL OTHER INCOME	7,597	2,681	10,278			10,278

NON INTEREST EXPENSES:
Salaries and employee benefits	8,649	2,888	11,537			11,537
Occupancy expense	3,882	790	4,672			4,672
Other	5,440	1,721	7,161	380	(4)	7,541

TOTAL OTHER EXPENSES	17,971	5,399	23,370	380		23,750

INCOME BEFORE INCOME TAXES	8,627	1,920	10,547	(764)		9,783
PROVISION FOR INCOME TAXES	2,294		2,294	393	(5)	2,687

NET INCOME	$6,333	$1,920	$8,253	($1,157)		$7,096

EARNINGS PER SHARE:
Basic	$1.99					$2.00
Diluted	$1.91					$1.93
SHARES USED IN COMPUTATION OF EARNINGS PER SHARE
Basic	3,174,880					3,543,880
Diluted	3,308,166					3,677,166

See accompanying notes to unaudited pro forma condensed combined financial statements.

MidSouth Bancorp, Inc and Subsidiaries
Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

A.	ACQUISITION OF LAMAR BANCSHARES, INC. AND SUBSIDIARIES

MidSouth Bancorp, Inc. acquired all of the outstanding common stock of Lamar Bancshares, Inc. in a transaction accounted for under the purchase accounting method in accordance with accounting principles generally accepted in the United States of America. MidSouth Bancorp, Inc. paid approximately $10,780,000 in cash and issued 369,304 shares (based on an assumed market value of MidSouth Bancorp, Inc. stock of $30.91 per share) of its common stock valued at approximately $11,415,000, before consideration of issuance costs. MidSouth Bancorp, Inc. also incurred acquisition costs of approximately $171,000.

B.	KEY TO PRO FORMA ADJUSTMENTS

1)	To record the issuance of common stock, the payment of cash to the Lamar Bancshares, Inc. stockholders and for acquisition costs, the adjustment of Lamar Bancshares, Inc.’s assets and liabilities to fair value, and the elimination of the Lamar Bancshares, Inc. equity accounts:

Cash paid to Lamar Bancshares, Inc.’s stockholders	(10,780)
Cash paid for acquisition costs	(171)
To record increase to estimated fair value of Lamar Bancshares, Inc.’s loans	604
To record increase to estimated fair value of Lamar Bancshares, Inc.’s bank premises	2,111
To record increase to estimated fair value of Lamar Bancshares, Inc.’s deposits	(426)
To record estimated fair value of the core deposit intangible of Lamar Bancshares, Inc.	1,093
To eliminate preacquisition goodwill on Lamar Bancshares, Inc.’s financial statements	(1,430)
To record goodwill relating to acquisition	9,245
To record estimated deferred income taxes	(1,065)
To record the par value of MidSouth Bancorp, Inc. common stock to be issued to the Lamar Bancshares, Inc. shareholders	37
To record the excess of fair value over par value of MidSouth Bancorp, Inc. common stock to be issued to the Lamar Bancshares, Inc. shareholders	11,286
Common stock-par value-Lamar	(245)
Additional paid in capital-Lamar	(3,022)
Unrealized gain on securities available for sale-Lamar	102
Retained earnings-Lamar	(10,261)
Treasury stock-Lamar	1,284

2)	To record effect of interest income not earned on funds used in Lamar Bancshares, Inc. acquisition less proceeds from issuance of trust preferred stock at an average rate of 1.25%:

Nine months ended September 30, 2004	28
Year ended December 31, 2003	37

3)	To record interest expense on trust preferred stock at an average rate of 4.34%:

Nine months ended September 30, 2004	260
Year ended December 31, 2003	347

4)	To record estimated amortization of core deposit intangible and write-up on loans and deposits using accelerated method and an estimated life of ten years:

Nine months ended September 30, 2004	285
Year ended December 31, 2003	380

5)	To record income taxes relating to (1) the historic income of Lamar Bancshares, Inc. which was not subject to income taxes due to Lamar Bancshares, Inc. election under subchapter S and (2) the effect of adjustments 2, 3 and 4 above:

Nine months ended September 30, 2004	106
Year ended December 31, 2003	393